                                                                    EXHIBIT 10.7

                  AMENDED AND RESTATED STOCKHOLDERS AGREEMENT
                  -------------------------------------------


     THIS AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this "Agreement") is made
                                                             ---------
as of July 29, 1996, by and among Chase Venture Capital Associates, L.P. ("CVCA"), the Persons named on Schedule I hereto (the "TruVision Stockholders"),
  ----                         ----------              ----------------------
Hans Sternberg ("Sternberg"), Sean Reilly ("Reilly") and those persons named on
                 ---------                  ------
Schedule II hereto (together with Sternberg and Reilly, the "Wireless One
- -----------                                                  ------------
Stockholders"), Chase Manhattan Capital Corporation ("CMCC"), Baseball Partners
- ------------                                          ----
("Baseball"), Heartland Wireless Communications, Inc., a Delaware corporation
  --------
("Heartland"), on behalf of itself and each of its subsidiaries which holds
- -----------
Common Stock (the "Heartland Subsidiaries"), and Wireless One, Inc., a Delaware
                   ----------------------
corporation (the "Company").  Unless otherwise indicated herein, capitalized
                  -------
terms used herein are defined in Section 6 hereof.

     WHEREAS, the Wireless One Stockholders, CMCC, certain subsidiaries of Heartland and Heartland are parties to a certain Stockholders Agreement dated October 24, 1995 (the "Old Stockholders Agreement") as amended by the Amendment
                       --------------------------
to the Stockholders Agreement dated April 25, 1996;

     WHEREAS, the Company, the Wireless One Stockholders, Heartland and the Heartland Subsidiaries (collectively with Heartland, the "Heartland Entities"),
                                                          ------------------
Wireless One Operating Company, a Delaware corporation ("Old Wireless One"),
                                                         ----------------
Wireless One Merger Company, a Delaware corporation and a direct wholly-owned Subsidiary of the Company ("Heartland MergerSub"), and the other stockholders of
                            -------------------
Old Wireless One are parties to a Contribution Agreement and Agreement and Plan of Merger, dated as of October 18, 1995 (the "Heartland Merger Agreement"),
                                              --------------------------
pursuant to which certain subsidiaries of Heartland contributed certain of their assets to the Company and pursuant to which Old Wireless One merged with and into Heartland MergerSub with Old Wireless One surviving. In addition, pursuant to Article IX of the Heartland Merger Agreement, after the Second Closing (as that term is defined in the Heartland Merger Agreement) the Company has had the right under certain circumstances to acquire certain assets of Heartland and/or its Subsidiaries (the "Call Market Assets") in exchange for either cash or
                       ------------------
shares of the Company's Common Stock;

     WHEREAS, the execution, delivery and continued effectiveness of the Old Stockholders Agreement were conditions precedent to Old Wireless One's obligation under the Heartland Merger Agreement to consummate the Heartland Merger and the obligation of the Company under the Heartland Merger Agreement to cause Heartland MergerSub to consummate the Heartland Merger. The Old Stockholders Agreement was executed and delivered contemporaneously with the First Closing (as that term is defined in the Heartland Merger Agreement).

     WHEREAS, the Company, Wireless One MergerSub, Inc. ("TruVision MergerSub")
                                                          -------------------
and TruVision Wireless, Inc. ("TruVision") are parties to an Agreement and Plan
                               ---------
of Merger, dated April 25, 1996 (the "TruVision Merger Agreement"), pursuant to
                                      --------------------------
which TruVision MergerSub will merge with and into TruVision with TruVision surviving. The execution and delivery this Agreement are conditions precedent to the Company's obligation under the TruVision Merger Agreement to cause TruVision MergerSub to consummate the TruVision Merger and to TruVision's obligation to consummate the TruVision Merger. This Agreement is being executed and delivered contemporaneously with the TruVision Closing.

     WHEREAS, the Company and the Stockholders desire to amend and restate the Old Stockholders Agreement, as amended, for the purposes, among others, of (i) establishing the composition of the Company's Board of Directors (the "Board")
                                                                       -----
and (ii) establishing limitations on the rights of certain Stockholders to make future acquisitions of the Company's Common Stock.

     NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

     1.  Voting Agreement Related to Board Composition.
         ---------------------------------------------

     (a) From and after the date of this Agreement and until the provisions of this Section 1 cease to be effective, each Stockholder shall vote all of his Stockholder Shares and shall take all other necessary or desirable actions within his control (whether in his capacity as a stockholder, director, member of a board committee or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions within its control (including, without limitation, calling special board and stockholder meetings), so that:

     (i) the authorized number of directors on the Board shall be established at nine (9);

     (ii) the Majority TruVision Holders shall have the right in any election of directors to the Board to designate one (1) director so long as the number of TruVision Shares is greater than one-half ( 1/2) of the Initial TruVision Share Quantity (any such director so selected being referred to herein as a "TruVision Director") (the initial TruVision Director shall be
                ------------------
Henry M. Burkhalter);

     (iii) the Majority Wireless One Holders shall have the right in any election of directors to the Board to designate two (2) directors so long as the number of Wireless One Shares is greater than one-half ( 1/2) of the Initial Wireless One Share Quantity (any such director so selected being referred to herein as a "Wireless One Director") (the initial Wireless One Directors shall
             ---------------------
be Sternberg and Reilly);

     (iv) the Majority Heartland Holders shall have the right in any election of directors to the Board to designate two (2) directors so long as the number of Heartland Shares is greater than one-half ( 1/2) of the Initial Heartland Share Quantity (any such director so selected being referred to herein as a "Heartland
                                                                       ---------
Director") (the initial Heartland Directors shall be David E. Webb and J.R.
- --------
Holland, Jr.);

     (v) the Majority Chase Holders shall have the right in any election of directors to the Board to designate two (2) directors so long as the number of Chase Shares is greater than one-half ( 1/2) of the Initial Chase Share Quantity (any such director so selected being referred to herein as a "Chase Director")
                                                              --------------
(the initial Chase Directors shall be Arnold Chavkin and William J. Van
Devender);

     (vi) the Majority Wireless One Holders shall have the right in any election of directors to the Board to designate one (1) Independent Director so long as the number of Wireless One Shares is greater than one-half ( 1/2) of the Initial Wireless One Share Quantity (any such director so selected being referred to herein as a "Wireless One Independent Director") (the initial Wireless One
             ---------------------------------
Independent Director shall be William K. Luby);

     (vii) the Majority Heartland Holders shall have the right in any election of directors to the Board to designate one (1) Independent Director so long as the number of Heartland Shares is greater than one-half ( 1/2) of the Initial Heartland Share Quantity (any such director so selected being referred to herein as a "Heartland Independent Director") (the initial Heartland Independent
      ------------------------------
Director shall be Daniel L. Shimer);

     (viii) the board of directors of each of the Company's Subsidiaries (each a "Sub Board") shall be comprised of the President of the Company, the Chief
   ---------
Executive Officer of the Company, and one director from among the TruVision Director, the Heartland Directors and the Chase Directors,
which latter director (the "Non-Management Sub Director") will be chosen by the
                            ---------------------------
holders of a majority of the Stockholder Shares and shall initially be Arnold Chavkin;

     (ix) the removal from the Board (with or without cause) of any TruVision Director shall be at the written request of the Majority TruVision Holders, but only upon such written request and under no other circumstances, so long as the number of TruVision Shares is greater than one-half (1/2) of the Initial TruVision Share Quantity;

     (x) the removal from the Board (with or without cause) of any Wireless One Director or Wireless One Independent Director shall be at the written request of the Majority Wireless One Holders, but only upon such written request and under no other circumstances so long as the number of Wireless One Shares is greater than one-half (1/2) of the Initial Wireless One Share Quantity;

     (xi) the removal from the Board (with or without cause) of any Heartland Director or Heartland Independent Director shall be at the written request of the Majority Heartland Holders, but only upon such written request and under no other circumstances, so long as the number of Heartland Shares is greater than one-half (1/2) of the Initial Heartland Share Quantity;

     (xii) the removal from the Board (with or without cause) of any Chase Director shall be at the written request of the Majority Chase Holders, but only upon such written request and under no other circumstances, so long as the number of Chase Shares is greater than one-half (1/2) of the Initial Chase
Share Quantity;

     (xiii) in the event that any TruVision Director ceases to serve as a member of the Board during such member's term of office, the resulting vacancy on the Board shall be filled by the Majority TruVision Holders, so long as the number of TruVision Shares is greater than one-half (1/2) of the Initial TruVision Share Quantity;

     (xiv) in the event that any Wireless One Director or Wireless One Independent Director ceases to serve as a member of the Board during such member's term of office, the resulting vacancy on the Board shall be filled by the Majority Wireless One Holders, so long as the number of Wireless One Shares is greater than one-half (1/2) of the Initial Wireless One Share Quantity;

     (xv) in the event that any Heartland Director or Heartland Independent Director ceases to serve as a member of the Board during the member's term of office, the resulting vacancy on the Board shall be filled by the Majority Heartland Holders, so long as the number of Heartland Shares is greater than one-half (1/2) of the Initial Heartland Share Quantity;

     (xvi) in the event that any Chase Director ceases to serve as a member of the Board during such member's term of office, the resulting vacancy on the Board shall be filled by the Majority Chase Holders, so long as the number of Chase Shares is greater than one-half (1/2) of the Initial Chase Share Quantity;

     (xvii) the removal from any Sub Board (with or without cause) of any Non-Management Sub Director shall be at the written request of the holders of a majority of the Stockholder Shares, but only upon such written request (provided that any Non-Management Sub Director shall be removed as such if he or she ceases to be either a Chase Director, a Heartland Director or a TruVision Director, as the case may be), and in the event that any Non-Management Sub Director ceases to serve as a member of any Sub Board during such Director's term of office, the resulting vacancy on such Sub Board shall be filled by the holders of a majority of the Stockholder Shares; and

     (xviii) Henry M. Burkhalter shall be the Vice-Chairman of the Board for so long as he is President of the Company.

     (b) The Company shall pay the reasonable out-of-pocket expenses incurred by each director in connection with attending the meetings of the Board, any Sub Board and any committee thereof.

     2.  Legend.  Each certificate evidencing Stockholder Shares and each
         ------
certificate issued in exchange for or upon the transfer of any Stockholder Shares (if such shares remain Stockholder Shares as defined herein after such transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "The securities represented by this certificate are subject to an Amended and Restated Stockholders Agreement dated as of July 29, 1996, among the issuer of such securities (the "Company") and certain of the
                                                    -------
          Company's stockholders. A copy of such Stockholders Agreement will be furnished without charge by the

          Company to the holder hereof upon written request."

The legend set forth above shall be removed from the certificates evidencing any shares which cease to be Stockholder Shares.

     3.   Additional Stockholders.  Prior to Transferring any Stockholder Shares
          -----------------------
(other than in a Public Sale) to any Person, the transferring Stockholder shall cause the prospective Transferee (other than Transferees which are already parties to this Agreement) to execute and deliver to the Company and the other Stockholders a counterpart of this Agreement and thereby agree to be bound by this Agreement as an additional "Stockholder". Any Transfer or attempted Transfer of any Stockholder Shares in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported Transferee of such Stockholder Shares as the owner of such shares for any purpose. In addition, contemporaneously with any issuance of Common Stock pursuant to Article IX of the Heartland Merger Agreement to any Subsidiary of Heartland which is not already a party to this Agreement, Heartland will cause such Subsidiary to execute and deliver to the Company and the other Stockholders a counterpart of this Agreement and thereby agree to be bound by this Agreement as an additional "Stockholder".

     4.   Acquire Shares; Solicit Proxies; Form Group.  Until October 24, 1998,
          -------------------------------------------
each Stockholder shall not (and shall cause any Person controlled by it or him not to), directly or indirectly, without the prior approval of the Board:

          (a) acquire, or offer to acquire, directly or indirectly, by purchase or otherwise, any equity securities of the Company (or direct or indirect rights or options to acquire any equity securities of the Company), except for (i) Common Stock acquired by such Person pursuant to the Heartland Merger Agreement (as adjusted pursuant to the Heartland Merger Agreement and the Heartland Escrow Agreement), or TruVision Merger Agreement (as adjusted pursuant to the TruVision Merger Agreement and the TruVision Escrow Agreement) and any equity securities issued or issuable directly or indirectly with respect to such Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, (ii) any securities issued (or issuable) by the Company to such Stockholder pursuant to any option plan of the Company approved by the Board, (iii) in the case of Advantage Capital Partners, Limited Partnership and Advantage Capital Partners II, Limited Partnership, the acquisition (in the aggregate among them) of not more than 250,000 shares of Common Stock (as such number may be proportionately adjusted to reflect stock dividends, splits or combinations of the Common Stock after the date hereof) on or after the date of the Old Stockholders Agreement in addition to the Wireless One Shares received or to be received by them, and (iv) in the case of the Heartland Entities, the acquisition (in the aggregate among them) of not more than 250,000 shares of Common Stock (as such number may be proportionately adjusted to reflect stock dividends, splits or combinations of the Common Stock after the date hereof) on or after the date of the Old Stockholders Agreement in addition to the Heartland Shares received or to be received by them;

          (b) solicit proxies or consents or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Securities Exchange Act of 1934, as amended) of proxies or consents with respect to securities of the Company in opposition to solicitations made by or on behalf of the Board with regard to any matter; or

          (c) except for this Agreement, join a partnership, limited partnership, syndicate or other group (as that term is used in Rule 13d-5 under the Securities Exchange Act of 1934, as amended) or otherwise act in concert with any other person for the purpose of acquiring, holding, voting or disposing of securities of the Company.

No director shall be deemed to be disqualified from voting with respect to any matter subject to Board approval in this Section 4 on the basis that such director has an interest in such matter.

     5.   Definitions.
          -----------

          "Affiliate" means a Person that directly, or indirectly through one or
           ---------
more intermediaries, controls or is controlled by or is under common control with the Person in question and in the case of a partnership or limited liability company, any partner or member of such partnership or limited liability company. For purposes of this Agreement, Baseball will be deemed to be an "Affiliate" of CMCC and CVCA and CMCC's and CVCA's "Affiliates", and CMCC, CVCA, CMCC's Affiliates and CVCA's Affiliates will be deemed to be "Affiliates" of Baseball.

          "Baseball" means Baseball Partners, a New York general partnership.
           --------

          "Chase Shares" means (i) all Common Stock which is part of the portion
           ------------
of the Wireless One Share Consideration issued to CMCC or Baseball pursuant to the Heartland Merger Agreement (as adjusted pursuant to the Heartland Merger Agreement and the Heartland Escrow Agreement) and all Common Stock which is part of the portion of Consideration issued to CVCA pursuant to the TruVision Merger Agreement (as adjusted pursuant to the TruVision

Merger Agreement and the TruVision Escrow Agreement) and (ii) any equity securities issued or issuable directly or indirectly with respect to the Common Stock referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Chase Shares, such shares shall cease to be Chase Shares when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force).

          "Common Stock" means the Company's common stock, par value $.01 per
           ------------
share.

          "Entity" means any general partnership, limited partnership,
           ------
corporation, association, cooperative, joint stock company, trust, limited liability company, business trust, joint venture, unincorporated organization and governmental entity (or any department, agency or political subdivision thereof).

          "Heartland Escrow Agreement" means the "Escrow Agreement," as that
           --------------------------
term is defined in the Heartland Merger Agreement.

          "Heartland Merger" means the "Merger," as that term is defined in the
           ----------------
Heartland Merger Agreement.

          "Heartland Share Consideration" has the meaning given such term in the
           -----------------------------
Heartland Merger Agreement.

          "Heartland Shares" means (i) all Common Stock which is part of the
           ----------------
Heartland Share Consideration issued to the Heartland Entities pursuant to the Heartland Merger Agreement (as adjusted pursuant to the Heartland Merger Agreement and the Heartland Escrow Agreement) or which is issued to Heartland or any Subsidiary of Heartland in consideration of any Call Market Assets acquired by the Company or any of its Affiliates pursuant to the Heartland Merger Agreement and (ii) any equity securities issued or issuable directly or indirectly with respect to the Common Stock referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Heartland Shares, such shares shall cease to be Heartland Shares when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act.

          "Independent Director" means a natural person who is not an employee,
           --------------------
officer, director (other than of the Company), Affiliate, or stockholder holding more than 5% of the outstanding common stock (on a fully diluted basis), of the Company, Heartland or any of the Wireless One Stockholders, or a member of the Family Group, as applicable, of any such Person.

          "Initial Chase Share Quantity" means the aggregate number of shares of
           ----------------------------
Common Stock issued to CMCC and Baseball pursuant to the Heartland Merger Agreement (as adjusted pursuant to the Heartland Merger Agreement and the Heartland Escrow Agreement, and as adjusted for any subsequent stock splits, stock dividends, combinations of shares and similar recapitalizations) and to CVCA pursuant to the TruVision Merger Agreement (as adjusted pursuant to the TruVision Merger Agreement and the TruVision Escrow Agreement, and as adjusted for any subsequent stock splits, stock dividends, combinations of shares and similar recapitalizations).

          "Initial Heartland Share Quantity" means the aggregate number of
           --------------------------------
shares of Common Stock issued to Heartland and certain subsidiaries of Heartland pursuant to the Heartland Merger Agreement (as adjusted pursuant to the Heartland Merger Agreement and the Heartland Escrow Agreement, and as adjusted for any subsequent stock splits, stock dividends, combinations of shares and similar recapitalizations).

          "Initial TruVision Share Quantity" means the aggregate number of
           --------------------------------
shares of Common Stock issued to the TruVision Stockholders pursuant to the TruVision Merger Agreement, including Common Stock issuable pursuant to Article I and Section 5.13 of the TruVision Merger Agreement(as adjusted pursuant to the TruVision Merger Agreement and the TruVision Escrow Agreement, and as adjusted for any subsequent stock splits, stock dividends, combinations of shares and similar recapitalizations).

          "Initial Wireless One Share Quantity" means the aggregate number of
           -----------------------------------
shares of Common Stock issued to the Wireless One Stockholders pursuant to the Heartland Merger Agreement (as adjusted pursuant to the Heartland Merger Agreement and the Heartland Escrow Agreement, and as adjusted for any subsequent stock splits, stock dividends, combinations of shares and similar recapitalizations).

          "Majority Chase Holders" at any time means holders of a majority of
           ----------------------
the Chase Shares.

          "Majority Heartland Holders" at any time means holders of a majority
           --------------------------
of the Heartland Shares.

          "Majority TruVision Holders" at any time means holders of a majority
           --------------------------
of the TruVision Shares.

          "Majority Wireless One Holders" at any time means holders of a
           -----------------------------
majority of the Wireless One Shares.

          "Person" means any individual or any Entity.
           ------

          "Public Sale" means any sale of Stockholder Shares to the public
           -----------
pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act (or any similar provision then in force).

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
time to time.

          "Stockholder" means any holder of Stockholder Shares.
           -----------

          "Stockholder Shares" means the TruVision Shares, the Chase Shares, the
           ------------------
Wireless One Shares and the Heartland Shares. As to any particular shares constituting Stockholder Shares, such shares will cease to be Stockholder Shares when they have been (A) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (B) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act.

          "Subsidiary" means, with respect to any Person, any corporation,
           ----------
partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such partnership, association or other business entity.

          "Transfer" means any sale, transfer, assignment, pledge, hypothecation
           --------
or other direct or indirect disposition of an interest in a security. The terms "Transferee," "Transferred," and other forms of the word "Transfer" shall have correlative meanings.

          "TruVision Closing" means the "Closing," as that term is defined in
           -----------------
the TruVision Merger Agreement.

          "TruVision Escrow Agreement" means, collectively, the escrow
           --------------------------
agreements dated as of the date of this Agreement and executed and delivered in connection with the consummation of the TruVision Merger.

          "TruVision Shares" means (i) all Common Stock issued to the TruVision
           ----------------
Stockholders pursuant to the TruVision Merger Agreement, including Common Stock issuable pursuant to Article I and Section 5.13 of the TruVision Merger Agreement(as adjusted pursuant to the TruVision Merger Agreement and the TruVision Escrow Agreement), and (ii) any equity securities issued or issuable directly or indirectly with respect to the Common Stock referred to in clause
(i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting TruVision Shares, such shares shall cease to be TruVision Shares when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force).

          "Wireless One Share Consideration" has the meaning given such term in
           --------------------------------
the Heartland Merger Agreement.

          "Wireless One Shares" means (i) all Common Stock which is part of the
           -------------------
portion of the Wireless One Share Consideration issued to the Wireless One Stockholders pursuant to the Heartland Merger Agreement (as adjusted pursuant to the Heartland Merger Agreement and the Heartland Escrow Agreement) and (ii) any equity securities issued or issuable directly or indirectly with respect to the Common Stock referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Wireless One Shares, such shares shall cease to be Wireless One Shares when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force).

     6.   Amendment and Waiver.  Except as otherwise provided herein, the
          --------------------
provisions of this Agreement may be amended or waived only upon the prior written consent of the Company, the Majority TruVision Holders, the Majority Wireless One Holders, the Majority Heartland Holders and the Majority Chase Holders. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

     7.   Governing Law.  The corporate law of the State of Delaware shall
          -------------
govern all issues and questions concerning the relative rights of the Company and its stockholders. This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

     8.   Notices.   All notices, demands and other communications to be given
          -------
and delivered under or by reason of provisions under this Agreement shall be in writing and shall be deemed to have been given to any party when personally delivered, sent by telecopy (with a hard copy to follow) or express overnight courier service, or mailed by first class mail, return receipt requested, to the applicable addresses or telecopy numbers set forth for such party on Exhibit
11.2 to the Heartland Merger Agreement or Section 12.3 of the TruVision Merger Agreement or Schedule III hereto or to such other addresses or telecopy numbers as such party shall have designated by notice to the other party.

     9.   Severability.  Whenever possible, each provision of this Agreement
          ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     10.  Entire Agreement.  Except as otherwise expressly set forth herein and
          ----------------
in the Heartland Merger Agreement and the TruVision Merger Agreement, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     11.  Successors and Assigns.  Except as otherwise provided herein, this
          ----------------------
Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Stockholders and any subsequent holders of Stockholder Shares and the respective successors and assigns of each of them, so long as they hold Stockholder Shares.

     12.  Remedies.  The Company and the holders of Stockholder Shares shall be
          --------
entitled to enforce their rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company and the holders of Stockholder Shares may in their sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

     13.  No Strict Construction.  The parties hereto have participated jointly
          ----------------------
in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

     14.  Descriptive Headings; Interpretation.  The descriptive headings of
          ------------------------------------
this Agreement are inserted for convenience only and do not constitute a Section of this Agreement. The use of the word "including" in this Agreement shall be
                                         ---------
by way of example rather than by limitation.  The use of the words "he", "his",
                                                                    --    ---
"it", or "its" shall be deemed to include any Person, regardless of gender or
 --       ---
status as an Entity.

     15.  Counterparts.  This Agreement may be executed in multiple
          ------------
counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

     16.  Effect of Amendment and Restatement.  This Agreement amends and
          -----------------------------------
restates the terms of the Old Stockholders Agreement (as amended) with respect to the obligations of the parties thereto. The obligations under the Old Stockholders Agreement (as amended), as amended and restated hereunder, remain in full force and effect under this Agreement. Each party hereto by their execution of a counterpart hereof consents to this amendment and restatement of the Old Stockholders Agreement (as amended).

     17.  Execution by Heartland.  Heartland is executing this Agreement on
          ----------------------
behalf of both itself and each of the Heartland Subsidiaries, each of whom shall be bound by this Agreement by virtue of such execution by Heartland, and Heartland agrees to cause each Heartland Subsidiary to perform and honor each of its obligations hereunder.

                               *   *   *   *   *

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                       CHASE MANHATTAN CAPITAL CORPORATION


                                       By:  ______________________________
                                            Name:
                                            Title:


                                       BASEBALL PARTNERS


                                       By:  ______________________________
                                            Name:
                                            Title:


                                       PREMIER VENTURE CAPITAL CORPORATION


                                       By:  ______________________________
                                            Name:
                                            Title:


                                       HEARTLAND WIRELESS COMMUNICATIONS, INC.


                                       By:  ______________________________
                                            Name:
                                            Title:


                                       WIRELESS ONE, INC.


                                       By:  ______________________________
                                            Name:
                                            Title:

                                       MISSISSIPPI WIRELESS TV, L.P.
                                       By:  WIRELESS TV, INC.
                                       Its:  General Partner

                                       By:  ______________________________
                                            Name:
                                            Title:

                                       CHASE VENTURE CAPITAL ASSOCIATES, L.P.
                                       By:  Chase Capital Partners, L.P.
                                       Its: General Partner

                                       By:   ______________________________
                                             Name:
                                             Title:


                                       VANCOM, INC.


                                       By:   ______________________________
                                             Name:
                                             Title:


                                       VISION COMMUNICIATIONS, INC.


                                       By:   ______________________________
                                             Name:
                                             Title:


                                       ___________________________________
                                       Hans Sternberg


                                       ___________________________________
                                       Sean R. Reilly

                                   SCHEDULE I
                                   ----------


                             TRUVISION STOCKHOLDERS

Mississippi Wireless TV, L.P.
VanCom, Inc.
Vision Communications, Inc.

                                  SCHEDULE II
                                  -----------


Advantage Capital Partners, Limited Partnership
Advantage Capital Partners II, Limited Partnership
Premier Venture Capital Corporation
Hans Sternberg
Sean Reilly

                                  SCHEDULE III
                                  ------------

For Mississippi Wireless TV, L.P., or Vision Communications, Inc.
- -----------------------------------------------------------------

                     c/o TruVision Wireless, Inc.
                     1080 River Oaks Drive
                     Suite A150
                     Jackson, Mississippi 39208
                     Attention:  Henry M. Burkhalter
                     Telecopy: (601) 936-1517

                     with a copy (which copy will not constitute
                     -------------------------------------------
                     notice to such stockholder) to:
                     ------------------------------

                     Samuel A. Fishman
                     Latham & Watkins
                     885 Third Avenue
                     Suite 100
                     New York, New York 10022
                     Telecopy: (212) 751-4864

For Chase Venture Capital Associates, L.P.:
- ------------------------------------------

                     380 Madison Avenue
                     12th Floor
                     New York, New York 10014
                     Attention:  Arnold Chavkin
                     Telecopy: (212) 622-3101

                     with a copy (which copy will not constitute
                     -------------------------------------------
                     notice to such stockholder) to:
                     ------------------------------

                     Samuel A. Fishman
                     Latham & Watkins
                     885 Third Avenue
                     Suite 100
                     New York, New York 10022
                     Telecopy: (212) 751-4864

For VanCom, Inc.:
- ----------------

                     P.O. Box 5327
                     Jackson, Mississippi 39296
                     Attention:  William Van Devender
                     Telecopy: (601) 354-0904

                     with a copy (which copy will not constitute
                     -------------------------------------------
                     notice to such Stockholder) to:
                     ------------------------------

                     Walter Weems
                     ___________________________________
                     ___________________________________
                     ___________________________________
                     Telecopy: (601) 960-6902